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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 19, 2001
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                         FRANK'S NURSERY & CRAFTS, INC.

             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)



             1-5364                               38-1561374
    (Commission File Number)        (I.R.S. Employer Identification Number)


                       1175 West Long Lake, Troy, MI 48098
                    (Address of Principal Executive Offices)

                                 (248) 712-7000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)




ITEM 5.  OTHER EVENTS.

Franks' Nursery & Crafts, Inc. has filed a monthly operating report for the period commencing April 23, 2001 and ending May 20, 2001 (the "Operating Report") with the United States Bankruptcy Court for the District of Maryland, a copy of which is attached hereto as Exhibit 99, in connection with its voluntary petitions for reorganization under Chapter 11 of title 11 of the United States Bankruptcy Code in Case No. 01-5-2415-JS through 01-5-2416-JS.

The Company cautions readers not to place undue reliance upon the information contained therein. The Operating Report contains unaudited financial information, and is in a format, prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report also contains information for periods which may be shorter or otherwise different from those contained in the


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Company's reports pursuant to the Securities Exchange Act of 1934, as amended
(the "Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the period reflected in the Company's financial statements or in its reports pursuant to the Exchange Act and readers are cautioned to refer to the Exchange Act filings. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to business, economic and competitive uncertainties and contingencies, including those described in this report, any of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ from the information contained in the Operating Report and the Company undertakes no obligation to update or revise such Operating Report.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FRANK'S NURSERY & CRAFTS, INC.


Date: June 19, 2001               By: /s/ Larry T. Lakin
                                  -------------------------------------
                                  Larry T. Lakin
                                  Vice Chairman, Chief Financial
                                    Officer, Treasurer and Director












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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                                    DESCRIPTION
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
    99                   Monthly Operating Report for the period ended
                         May 20, 2001.